Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Off The Hook YS, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), Brian John, Chief Executive Officer of the Company, and Chad Corbin, Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

●	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2026

/s/ Brian John
Brian John
Chief Executive Officer
(Principal Executive Officer)

/s/ Chad Corbin
Chad Corbin
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)